UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2016

ARK RESTAURANTS CORP.

(Exact name of registrant as specified in its charter)

New York	1-09453	13-3156768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Fifth Avenue
New York, New York 10003

(Address of principal executive offices, with zip code)

Registrant’s telephone number, including area code: (212) 206-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 5, 2016, Ark Restaurants Corp. (the “Company”) issued a press release announcing that its Board of Directors had authorized a repurchase program authorizing management to purchase up to 500,000 shares of the Company’s common stock during the next twelve months. Any repurchase under the program will be: (A) effected in compliance with Rule 10b-18 “Purchases of Certain Equity Securities by the Issuer and Others”; and (B) funded using the Company’s working capital and be based on management’s evaluation of market conditions and other factors. A copy of the press release titled “Ark Restaurants Announces Stock Repurchase Program” is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated July 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARK RESTAURANTS CORP.

/s/ Michael Weinstein
	By:	Name: Michael Weinstein
Title: Chief Executive Officer

Date: July 6, 2016